SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

DWS Global Opportunities Fund
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

On March 10, 2010, the Board of Directors approved changes to the name and investment strategy of DWS Global Opportunities Fund.

Effective on or about April 23, 2010, (the ”Effective Date”), the name of the fund will change from ”DWS Global Opportunities Fund” to ”DWS Global Small Cap Growth Fund.” All references in the Prospectus and Summary Prospectus to ”DWS Global Opportunities Fund” will hereby be replaced with ”DWS Global Small Cap Growth Fund.”

On the Effective Date, the first and second paragraphs under the heading ”PRINCIPAL INVESTMENT STRATEGY” are deleted in their entirety and replaced with the following:

Main Investments. The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 30% of the S&P Developed Broad Market Index, formerly the S&P/Citigroup Broad Market Index World). As of December 31, 2009, companies in which the fund invests typically have a market capitalization of between $500 million and $5 billion at the time of purchase. As part of the investment process (and low turnover strategy) the fund may own stocks even if they are outside this market capitalization range.

The fund may invest up to 20% of total assets in common stocks and other equities of large companies or in debt securities, of which 5% of net assets may be junk bonds (grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and a higher risk of default

Please Retain This Supplement for Future Reference

March 24, 2010 [DWS INVESTMENTS LOGO] DMF-3693 Deutsche Bank Group